UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                                               June 30, 2011

Dear Fellow Shareholders,

As you can see from the box scores below, Fund  performance was flat for the first six months vs. a gain of  6.2% for the benchmark Russell 2000.  We ended the period at 44 positions with a weighted average market cap of $270 million, a dividend yield of 0.7% and a price to book value ratio of 70%.  Cash continues to hover just above 50% in large part because two of our larger positions were acquired for cash:

Nu Horizons Electronics in Q1, and Wesco Financial in Q2.  We added modestly to nine existing positions and established three new ones. We trimmed  several positions and completely sold out of four.

Performance continues to be muted by our large cash position driven by a dearth of acceptable investment opportunities meeting our value criteria. From its low in early March 2009 to June 30, 2011, the R2000 is up 88%. Investor appetite for small cap value stocks is robust and the world remains awash in capital targeted at this market via multiple vehicles including mutual funds, hedge funds and private equity to name a few. As you can see from the next page, the Winner results approximated those of the Sinners with most of our largest positions going sideways. The Top 10 list was virtually unchanged from Dec. 31, 2010 except that machine tool maker Hardinge Corp. replaced Wesco Financial.

Total Return                              YTD                   2010                  2009                 2008                2007

Pinnacle Value Fund                     0.0%               13.5%                 12.7%              (16.9)%         15.4%

Russell 2000                                   6.2                 26.9                     27.1                 (33.8)             (1.5)

S&P 500                                         6.0%             15.1%                  26.5%              (37.0)%         (5.6)%

(All returns include dividend reinvestment. Past performance does not guarantee future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

When performance is lagging, it is tempting to try new things in an attempt to resurrect performance. While we try to remain flexible in evaluating opportunities that present themselves, we view any major change in strategy as potentially misguided. We prefer to stay with the objectives and strategies outlined in the Prospectus and further explained in our letters to you. Our primary objective continues to be long term, tax advantaged capital appreciation. While our benchmark is the R2000, very few of our names are included in the index. As a consequence, sometimes our returns are much better (first half 2010) or worse (first half 2011) than the index. Our goal is to outperform the R2000 on a long term, risk adjusted basis and  like you, we are frustrated when the R2000 roars ahead hurting our relative performance. However, we are always mindful of risk vs. return   and the importance of capital preservation to long term results.

Portfolio Themes

While the enclosed Schedule of Investments details our holdings, I though it might be helpful to review the portfolio as we do day to day. Generally, our positions fall into one of several value themes including:

1. Closed End Funds/ Business Development Companies/ Exchange Traded Funds (ETFs)

These are pools of capital dedicated to a particular area and run by professional managers with expertise in that area.  For example, MVC Capital and Capital Southwest provide capital (debt or equity) to small, private firms in need of funding to facilitate expansion, an ownership transition or a  financial restructuring. Whether you call it venture capital or private equity, it gives us the opportunity to participate in transactions that otherwise would be unavailable. The closed end funds allow us to gain exposure to international stock markets like Japan, Singapore, Turkey and Central Europe. The ETFs were an attempt to hedge against a market decline, a bet that so far has been unsuccessful.

2. Corporate Shells. We own several of these which have no operating business (typically sold several years ago) but lots of net cash and very often, net operating loss (NOL) carry forwards . New management has replaced old with the goal of deploying the cash on an accretive acquisition(s) where the resulting earnings should be sheltered by the NOLs. In virtually all cases, there is a controlling shareholder whose fortunes are tied to finding  and executing the right acquisition.  We view these as lottery tickets with no expiration, a downside  limited by the cash and an upside which could be substantial if the right operating company is acquired. Key to success- maintaining a low expense structure to preserve the cash.

3. Holding Companies (Conglomerates). Like Wesco which we recently sold to Berkshire Hathaway,  each of our 3 conglomerates owns other companies in whole or part that report to the Parent. Our conglomerates own 16 different subsidiaries including real estate, insurance, consumer products, power generation, roofing materials, industrial fasteners and small appliances. Successful conglomerates require skilled managers at both Parent and Subsidiary. Parent level managers must be adept at M&A, capital allocation and executive talent while Subsidiary managers must be adept at sales, marketing, finance and operations.

4. Financials- Banks, Thrifts & Insurance Companies.

Banks are not out of the woods yet despite massive government intervention and record low interest rates. Loan growth remain anemic, credit standards remain high and business activity remains muted. Consumers and businesses continue to deleverage in the wake of high unemployment and weak home prices. Low interest rates are helping but bad loans continue to plague many regions.  While we are not enthusiastic about banking as a whole, we are involved with 3 entities best characterized as special situations.  Each made bad real estate loans and were forced by the regulators to raise capital to rebuild their balance sheets. As a result, many were required  to sell equity at very favorable prices and we were able to acquire shares at reasonable multiples of expected earnings power. As did the insiders. The jury is out on whether the additional capital will allow them to survive and ultimately prosper. However, all have been around for decades, have viable franchises and, at prices paid, we think the rewards outweigh the risks.

Insurance stocks are  another unloved group. Premium rates are soft due to industry wide excess capacity,  fierce competition and low returns on fixed income investment portfolios. Earnings are down and many stocks trade at a discount to book value with low P/E ratios and decent yields. All are run by responsible managers who won’t hesitate to walk away from unprofitable business and are more focused on underwriting profits than market share.   Consequently, underwriting results are breakeven or negative but the balance sheets remain in good shape. Many industry observers believe that the rash of earthquakes, tsunamis’, floods, tornados and storms worldwide will result in losses that give the carriers no choice but to raise premium rates to ensure their viability.  When this happens, profits will rise in a hurry. Insurers often go for long time w/ minimal underwriting profits but when rates rise, they do quite well.

5. Operating Companies. These are mostly small firms operating in a single line of business- furniture, machine tools, trucking, manufactured homes, test & measurement, steel processing and others.  All have conservative financials, viable business models and managers who think like owners and are often large shareholders.  Generally we try to buy these when  negative market, industry or firm news causes the shares to trade below intrinsic value. Most have been in the portfolio for years although we will typically do some trimming when prices get silly on the upside and some replenishing when prices get silly on the downside.

As you might expect, there are no set target percentages and capital allocated to each theme is driven by opportunities, valuations and security weightings with a focus on margin of safety.

By now you should have received your June 30 statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued confidence.

John E. Deysher                                                                                                           Pinnacle Value Fund

President & Portfolio Manager                                                                                  745 Fifth Ave.- 2400

212-605-7100                                                                                                                New York, NY  10151

TOP 10 POSITIONS                                                                                                        % net assets

1. First Acceptance -  non-standard auto insurance                                                                     3.9

2.  Asta Funding- debt collection agency, mostly defaulted consumer receivables                    3.8

3. Hallmark Financial- specialty insurer                                                                                      3.5

4. MVC Capital- business development company                                                                      3.2

5. Montpelier Re- multinational re-insurer                                                                                  3.1

6. Capital Southwest- business development company                                                              2.8

7. Handy & Harman- industrial conglomerate                                                                            2.6

8. Flexsteel- residential, commercial, RV furniture                                                                    2.5

9. Hardinge- international machine tool makers                                                                         2.3

10. Harbinger Group- holding company                                                                                     2.3

                                                                                        Total                                                    30%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Handy & Harman                                                                                                              $272,600

2.  NOVT Corp.                                                                                                                      255,700

3.  Hardinge Corp.                                                                                                                  234,200

4.  Regency Affiliates                                                                                                             140,600

5.  First Acceptance                                                                                                                124,400

                                                                                       Total                                            $1,027,500

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Flexsteel                                                                                                                            $310,000

2. MVC Capital                                                                                                                      193,100

3. Montpelier Re                                                                                                                    186,600

4. Hallmark Financial                                                                                                            166,100

5.  Capital Southwest                                                                                                              85,000

                                                                                       Total                                             $940,800

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                                              49.5%

Financial Services                                                                                                                       15.5

Insurance                                                                                                                                     12.4

Conglomerates                                                                                                                              6.5

Closed End & Exchange Traded Funds                                                                                       5.0

Banks & Thrifts                                                                                                                            4.2

Industrial Goods & Services                                                                                                        3.8

Consumer Goods & Services                                                                                                       3.1

                                                                                       Total                                                     100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2011 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrfifts
33,600	Anchor Bancorp*	336,000	309,120
147,904	Preferred Bank *	2,490,076	1,064,910
342,000	Wilshire Bancorp*	$ 1,082,813	$ 1,005,480
		3,908,889	2,379,510	4.21%
Conglomerate
96,712	Handy & Harman*	137,584	1,488,398
215,656	Harbinger Group*	1,384,954	1,317,658
142,049	Regency Affiliates, Inc. *	750,235	852,294
		2,272,773	3,658,350	6.47%
Fabricated Metal Products
120,900	Hardinge, Inc.	461,301	1,319,019
12,150	Keystone Consol Industries, Inc. *	95,170	105,462
		556,471	1,424,481	2.52%
Financial Services
254,267	Asta Funding, Inc.	368,529	2,133,300
330,845	BKF Capital Group, Inc. *	1,200,242	420,173
512,840	Cadus Corp. *	828,076	743,618
17,100	Capital Southwest Corp.	1,275,408	1,577,817
285,670	CoSine Communications, Inc. *	697,285	571,340
117,200	Kent Financial Services, Inc. *	265,452	141,660
135,337	MVC Capital, Inc.	1,163,550	1,790,509
491,300	Signature Group*	326,251	334,084
1,706	Novt Corp. *	400,420	767,700
342,400	SWK Holdings Corp. *	299,241	306,448
		6,824,454	8,786,649	15.54%
Furniture & Fixtures
1,000	Hooker Furniture	8,722	8,860
96,910	Flexsteel Industries, Inc.	612,507	1,416,824
65,730	Stanley Furniture Company, Inc. *	203,311	275,409
		824,540	1,701,093	3.01%
Greeting Cards & Giftwrap
4,900	CSS Industries, Inc.	74,678	102,557	0.18%

Insurance
500	EMC Insurance Group	9,528	9,550
1,178,327	First Acceptance Corp. *	2,784,106	2,179,905
244,600	Hallmark Financial Services, Inc. *	1,601,316	1,925,002
24,400	Independence Holding Co.	116,279	254,736
97,400	Montpelier Re Holdings Ltd.	1,301,861	1,753,200
900	Navigators Group, Inc. *	33,483	42,300
25,400	Old Republic International Corp.	199,354	298,450
3,400	Penn Millers *	35,860	57,494
47,322	Seabright Holdings, Inc.	339,210	468,488
		6,420,998	6,989,125	12.36%
Mobile Homes
23,750	Nobility Homes, Inc. *	177,344	190,000	0.34%

Test & Measurement
50,200	Electro Sensors	199,619	228,410
35,400	Perceptron, Inc. *	98,319	225,144	0.40%
		297,938	453,554
Security Services
1,627,683	Sielox, Inc. *	554,777	97,661	0.17%

Real Estate Investment Trusts
731	USA Real Estate Investors Trust *	273,550	65,059	0.12%

Trucking
66,353	P.A.M. Transportation Services, Inc. *	280,530	654,904	1.16%

Total for Common Stock		$ 22,466,942	$ 26,502,943	46.88%

Closed-End & Exchange Traded Funds
3,400	Central Europe & Russia Fund, Inc. *	41,007	147,696
81,680	Japan Smaller Capitalization Fund, Inc. *	545,861	671,417
36,059	Petroleum & Resources Corp.	630,519	1,063,380
7,360	ProShares UltraShort Russell 2000 Growth *	1,007,421	280,563
6,300	ProShares UltraShort Technology *	910,969	364,241
9,300	Singapore Fund, Inc. *	57,195	134,943
8,900	Turkish Investment Fund, Inc. *	37,943	142,222

Total for Closed-End & Exchange Traded Funds		$ 3,230,915	$ 2,804,462	4.96%

SHORT TERM INVESTMENTS
Money Market Fund
27,967,026	First American Government Obligation Fund Class Z 0.02% **	27,767,407	27,767,407	49.12%

Total for Short Term Investments		$ 27,767,407	$ 27,767,407	49.12%

	Total Investments	$ 53,465,264	$ 57,074,812	100.96%

	Liabilities in excess of other Assets		(544,082)	(0.96)%

	Net Assets		$ 56,530,730	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2011.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:
Investment Securities at Market Value	$ 57,074,812
(Identified Cost $ 53,465,264)
Cash	6,032
Receivables:
Shareholder Subscriptions	7,019
Securities Sold	23,527
Dividends and Interest	24,460
Prepaid Expenses	29,780
Total Assets	57,165,630
Liabilities:
Payable to Advisor	451,160
Securities Purchased	78,862
Shareholder Redemptions	73,599
Accrued Expenses	24,175
Total Liabilities	627,796
Net Assets	$ 56,537,834

Net Assets Consist of:
Paid-In Capital	$ 52,209,779
Accumulated Undistributed Net Investment Loss	(358,337)
Accumulated Realized Loss on Investments - Net	1,076,844
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	3,602,444
Net Assets	$ 56,530,730
Net Asset Value and Redemption Price
Per Share ($56,530,730/3,870,120 shares outstanding), no par value, unlimited
shares authorized	$ 14.61

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2011 (Unaudited)

Investment Income:
Dividends	$ 98,902
Interest	712
Total Investment Income	99,614
Expenses:
Investment Advisor Fees (Note 3)	393,202
Transfer Agent & Fund Accounting Fees	22,811
Insurance Fees	8,198
Custodial Fees	8,530
Audit Fees	7,429
Registration Fees	4,875
Trustee Fees	4,959
Legal Fees	1,025
Miscellaneous Fees	3,976
Printing & Mailing Fees	2,759
Total Expenses	457,764

Net Investment Loss	(358,150)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,410,545
Change in Unrealized Depreciation on Investments	(1,101,637)
Net Realized and Unrealized Gain on Investments	308,908

Net Decrease in Net Assets from Operations	$ (49,242)

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2011	12/31/2010
From Operations:
Net Investment Income (Loss)	$ (358,150)	$ (564,629)
Net Realized Gain (Loss) on Investments	1,410,545	13,795
Net Unrealized Appreciation (Depreciation)	(1,101,637)	8,356,684
Increase (Decrease) in Net Assets from Operations	(49,242)	7,805,850

From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Return of Capital	-	-
	-	-
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	8,575,114	10,050,985
Shares issued in Reinvestment of Dividends	7,044	0
Cost of Shares Redeemed	(16,477,587)	(13,176,424)
Net Increase from Shareholder Activity	(7,895,429)	(3,125,439)

Net Increase in Net Assets	(7,944,671)	4,680,411

Net Assets at Beginning of Period	64,475,401	59,794,990
Net Assets at End of Period (b)	$ 56,530,730	$ 64,475,401

Share Transactions:
Issued	585,332	733,182
Reinvested	485	0
Redeemed	(1,128,082)	(965,363)
Net increase in shares	(542,265)	(232,181)
Shares outstanding beginning of Period	4,412,385	4,644,566
Shares outstanding end of Period	3,870,120	4,412,385

(a) Net of Redemption Fees of $8,133 for June 30, 2011, and $9,064 for December 31, 2010.
(b) Includes undistributed net investment income (loss) of $(358,337) at June 30, 2011 and $0 at December 31, 2010.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/2011		12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value -
Beginning of Period	$ 14.61		$ 12.87	$ 11.45	$ 15.57	$ 13.80
Net Investment Income (Loss) *	(0.08)		(0.12)	(0.04)	0.15	0.23
Net Gains or Losses on Securities
(realized and unrealized)	0.08		1.86	1.49	(2.80)	1.90
Total from Investment Operations	-		1.74	1.45	(2.65)	2.13

Distributions from Net Investment Income	-		-	-	(0.14)	(0.17)
Distributions from Capital Gains	-		-	(0.03)	(1.33)	(0.19)
Distributions from Return of Capital	-		-	-	-	-
	-		-	(0.03)	(1.47)	(0.36)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-

Net Asset Value -
End of Period	$ 14.61		$ 14.61	$ 12.87	$ 11.45	$ 15.57

Total Return	0.00%		13.52%	12.71%	(16.87)%	15.43%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 56,538		$ 64,475	$ 59,795	$ 57,365	$ 64,209

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.46%	**	1.47%	1.47%	1.44%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(1.14)%	**	(0.91)%	(0.35)%	1.12%	1.53%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.46%	**	1.47%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(1.14)%	**	(0.91)%	(0.37)%	1.06%	1.53%

Portfolio Turnover Rate	10.41%		5.46%	63.12%	66.37%	27.11%

* Per share net investment Income (loss) determined on average shares outstanding during year.
** Annualized
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2011 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the  value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at June 30 2011:

                                                        Level 1             Level 2              Level 3                              Total

Equity                             $29,145,109                  0                     0                      $29,145,109

Money Market Funds       27,922,599                  0                     0                        27,922,599

Investments at Value      $57,067,708                  0                     0                      $57,067,708

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2011 (UNAUDITED)

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For six months end June 30, 2011, Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2011 the Fund invested approximately 49% of net assets in the First American Government Obligations Money Market Fund which normally invests 100% of assets in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintenance of liquidity.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on prior years returns or expected to be taken on the Fund’s 2011 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months..

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2011, $8,133 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2011, Adviser earned $393,202 in fees.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2011 (UNAUDITED)

       A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides   for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses   exceed 1.49% average daily net assets through Dec. 31, 2011.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.

At June 30, 2011, Adviser had no remaining balance available to recapture.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $3,253,596 and $7,487,837, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax nature of distributions paid during period end June 30, 2011 and  year end Dec 31, 2009 are:

	2011	2010
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 0

At June 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $53,465,264

Gross tax unrealized appreciation                                                                      $8,961.961

Gross tax unrealized depreciation                                                                       (5,359,520)

Net tax unrealized appreciation                                                                             3,602,441

Accumulated realized loss on investments –net                                                   1,076,844

Accumulated Gain                                                                                              $4,679,285

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2011 (UNAUDITED)

7.) NEW ACCOUNTING PRONOUNCEMENT

On Jan. 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, providing guidance on how investment securities are to be valued and disclosed. Specifically, it requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 roll forward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after Dec. 31, 2010.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (56)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (79)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (55)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (46)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011

Actual	$1,000.00	$1,000.00	$7.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.30

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 1, 2011